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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC2
                     Asset Backed Pass-Through Certificates)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)

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
               DELAWARE                               333-117349                             01-0791848
               --------                               ----------                             ----------
     (STATE OR OTHER JURISDICTION                                                         (I.R.S. EMPLOYER
           OF INCORPORATION)                   (COMMISSION FILE NUMBER)                IDENTIFICATION NUMBER)

         390 Greenwich Street                                                                   10013
         --------------------                                                                   -----
          NEW YORK, NEW YORK
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)                                                                       (ZIP CODE)



Registrant's telephone number, including area code:  (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On September 9, 2004, a single series of certificates, entitled Carrington Mortgage Loan Trust, Series 2004-NC2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), New Century Mortgage Corporation (the "Servicer") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2A Certificates," the "Class A-2B Certificates," the "Class A-2C Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class CE Certificates," the "Class P Certificates," and the "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $336,792,818.26 as of May 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 17, 2004(the "Mortgage Loan Purchase Agreement"), among the Depositor, NC Capital Corporation (the "Responsible Party") and Carrington Asset Acceptance Company, L.L.C. (the "Seller"). The Certificates (other than the Class M-6 Certificates, Class P Certificates, Class CE Certificates and Class R Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated May 17, 2004, between the Depositor and the Representative.



                                       2

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                  The Certificates have the following initial Certificate
Balances and Pass-Through Rates:

                             INITIAL CERTIFICATE
         CLASS                PRINCIPAL BALANCE               PASS-THROUGH RATE
         -----                -----------------               -----------------
          A-1                $  100,000,000.00                    Variable
         A-2A                $   66,410,000.00                    Variable
         A-2B                $   85,320,000.00                    Variable
         A-2C                $   15,683,000.00                    Variable
          M-1                $   22,734,000.00                    Variable
          M-2                $   17,681,000.00                    Variable
          M-3                $    5,894,000.00                    Variable
          M-4                $    5,052,000.00                    Variable
          M-5                $    4,210,000.00                    Variable
          M-6                $    3,536,000.00                    Variable
          CE                 $   10,272,718.26                    Variable
           P                 $          100.00                       N/A
           R               100% Percentage Interest                  N/A

                  The Certificates, other than the Class CE, the Class P and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 9, 2004, and the Prospectus Supplement, dated May 17, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, the Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



                                       3

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Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



     EXHIBIT NO.                             DESCRIPTION
     -----------                             -----------
         4.1 Pooling and Servicing Agreement, dated as of May 1, 2004, among Citigroup Mortgage Loan Trust Inc. as Depositor, New Century Mortgage Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-NC1 Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004

                                            CITIGROUP MORTGAGE LOAN TRUST INC.


                                            By:  /s/ Matthew Bollo
                                                 -----------------------------
                                            Name:    Matthew Bollo
                                            Title:   Assistant Vice President







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                                Index to Exhibits
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
                                                                                                SEQUENTIALLY
    EXHIBIT NO.                                  DESCRIPTION                                   NUMBERED PAGE
    -----------                                  -----------                                   -------------
        4.1           Pooling and Servicing  Agreement,  dated as of May 1, 2004, among              7
                      Citigroup  Mortgage  Loan Trust Inc.  as  Depositor,  New Century
                      Mortgage  Corporation  as Servicer  and  Deutsche  Bank  National
                      Trust  Company  as  Trustee,  relating  to  the  Series  2004-NC1
                      Certificates.
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                                   Exhibit 4.1